UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2022

FRANKLIN

INTERNATIONAL EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks maximum long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Franklin International Equity Fund for the twelve-month reporting period ended September 30, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2022

II	Franklin International Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is maximum long-term total return. Under normal circumstances, the Fund intends to invest primarily (at least 65% of its total assets) in equity securities of issuers located outside the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in equity securities.

We at Franklin Advisers, Inc., the Fund’s subadviser, use a quantitative process and seek to add value through stock selection and region, country and sector allocation. Region, country and sector allocations are based on rankings generated by our proprietary models. We periodically review these allocations and may adjust them based on current or anticipated market conditions or in an effort to manage risk consistent with the Fund’s investment objective. The Fund’s portfolio managers use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. The portfolio managers are part of a team approach to research to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated.

The Fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The Fund may invest up to 35% of its total assets in securities of emerging market issuers. The Fund’s investment portfolio will normally be diversified across a broad range of regions and industry sectors, consistent with managing risk while pursuing its investment objective. We may also seek to enhance portfolio returns through active currency hedging strategies and may invest in derivative instruments to do so.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Outside the U.S., equity returns were negative across all regions and virtually all sectors for the twelve-month reporting period ending September 30, 2022, with the MSCI EAFE Index (NR)i (the “Index”) returning -25.13%.

Following September 2021’s rout, international developed equity markets advanced modestly in the fourth quarter of 2021 with the Index returning 2.69%, despite a number of declines. Early in this quarter, markets were hit by uncertainty around the COVID-19 pandemic and global supply-chain issues. Worries over continued inflation and when this would prompt key developed market central banks to tighten policy and raise interest rates also weighed on investors’ minds. The positive quarterly result was largely due to gains in December as fears about the Omicron variant of coronavirus faded; though appearing to be more contagious, the variant was causing milder symptoms, especially among the vaccinated. Year-end buying may also have supported equity markets.

International equity markets declined in U.S.-dollar terms for the first quarter of 2022, with the Index returning -5.91%, representing the worst quarterly performance since the first quarter of 2020 when COVID-19 first hit. Markets were pressured by high inflation,

Franklin International Equity Fund 2022 Annual Report	1

Fund overview (cont’d)

tightening monetary policy and geopolitical instability. Rebounding consumer demand alongside continued supply-chain disruptions drove inflation in many countries to reach the highest levels in decades. In response, some of the world’s central banks tightened monetary policy. Russia’s invasion of Ukraine further tested financial markets, drawing condemnation from many other countries and sanctions aimed largely at Russia’s banks and prominent individuals. These sanctions, potential additional future sanctions and the war itself raised the possibility of trade disruptions, as Russia is a major global producer of oil, gas, palladium and several other important commodities, as well as Europe’s largest supplier of oil and natural gas. Brent crude oil prices rose rapidly, touching their highest mark since 2014 amid significant volatility.

Investor concerns about persistently high inflation, tightening monetary policy, geopolitical instability and slower global economic growth pressured global financial markets in the second quarter of 2022. Record-high inflation in multiple countries—driven by consumer demand and continued supply-chain disruptions—prompted many central banks to raise interest rates. Additionally, the ongoing Russia-Ukraine war and resulting sanctions continued to disrupt trade and pushed crude oil and natural gas prices to record highs, though natural gas prices ended the quarter lower. Recession fears increased along with high inflation, rising interest rates and surging government bond yields, dampening consumer sentiment in many countries. In this environment, the Index returned -14.51% in U.S.-dollar terms, the worst quarterly decline since the beginning of the COVID-19 pandemic in early 2020. All major regions posted double-digit percentage losses.

Following a strong rally during the first half of the third quarter of 2022, global equities fell sharply during the remainder of the period. Investors worried that the global economy would weaken further or enter a recession as many central banks tighten monetary policy. Global manufacturing activity contracted in September for the first time since June 2020 as output fell, new orders decreased and international trade contracted. Although inflationary pressures began to ease as the price of many commodities declined, annual inflation rates remained near or at record highs in multiple regions, prompting many central banks to continue raising interest rates. In this environment, the Index returned -9.36% in U.S.-dollar terms for the third quarter.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

2	Franklin International Equity Fund 2022 Annual Report

Much of our research continues to be focused on developing tools to enhance performance regardless of market environment. This includes both individual factor research as well as factor allocation strategies.

Performance review

For the twelve months ended September 30, 2022, Class C shares of Franklin International Equity Fund, excluding sales charges, returned -24.50%. The Fund’s unmanaged benchmark, the MSCI EAFE Index (NR), returned -25.13% for the same period. The Lipper International Multi-Cap Core Funds Category Averageii returned -25.33% over the same time frame.

Performance Snapshot as of September 30, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
Franklin International Equity Fund:
Class A	-21.52%	-23.94%
Class C	-21.81%	-24.50%
Class FI	-21.55%	-23.98%
Class R	-21.65%	-24.13%
Class I	-21.40%	-23.73%
Class IS	-21.35%	-23.65%
MSCI EAFE Index (NR)	-22.51%	-25.13%
Lipper International Multi-Cap Core Funds Category Average	-21.97%	-25.33%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance maybe higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 28, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.29%, 2.09%, 1.31%, 1.62%, 1.01% and 0.90%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Franklin International Equity Fund 2022 Annual Report	3

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.28% for Class A shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.55% for Class R shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023, without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection was the leading contributor to performance for the reporting period, led by selection in Japan where the industrials and consumer discretionary sectors were especially strong. Selection was also notably positive in continental Europe led by consumer staples, and in developed Asia ex-Japan. Sector allocation decisions also contributed, especially an overweight to U.K. materials.

At the security level, the primary contributor was owning Canada’s Dollarama which returned over 30% in the portfolio. The company produced solid financial results with improving profit margins and solid growth. Overweighting Swedish Match AB, a Philip Morris take-over target because of growing interest in cigarette alternatives, and Swiss mining company Glencore, which enjoyed an upward trend in earnings estimates, were also leading contributors, both posting positive double-digit returns.

Q. What were the leading detractors from performance?

A. Stock selection in the U.K. was the leading detractor from relative return, particularly in the communication services and industrials sectors. Underweights to the consumer staples sector and health care in the U.K. also detracted, as did an overweight to information technology in continental Europe.

At the stock level, the primary detractor was an overweight to Evraz, a majority Russian-owned stock which is under sanctions and was suspended from trading in March 2022. Overweighting Pandora A/S, which declined over 60% on disappointing sales growth, was also a leading detractor, as was not owning British American Tobacco, which had a return of 9.85% in the benchmark in a negative return environment.

Q. Were there any significant changes to the fund during the reporting period?

A. There were no significant changes during the period.

4	Franklin International Equity Fund 2022 Annual Report

Thank you for your investment in Franklin International Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Franklin Advisers, Inc.

October 12, 2022

RISKS: Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2022 were: Nestle SA (2.8%), Roche Holding AG (2.4%), Novo Nordisk A/S (2.1%), ASML Holding NV (1.9%), Novartis AG (1.0%), Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares (1.0%), Glencore PLC (1.0%), L’Oreal SA (1.0%), Allianz SE (0.9%) and Mitsubishi Corp. (0.9%). Please refer to pages 11 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. financials (17.2%), industrials (14.3%), health care (13.0%), consumer staples (12.3%) and consumer discretionary (11.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The MSCI EAFE Index (NR) is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. Net Returns (NR) include income net of tax withholding when dividends are paid.

ii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 339 funds for the six-month period and among the 326 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Franklin International Equity Fund 2022 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2022 and September 30, 2021. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Franklin International Equity Fund 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2022 and held for the six months ended September 30, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-21.52%	$1,000.00	$784.80	1.24%	$5.55	Class A	5.00%	$1,000.00	$1,018.85	1.24%	$6.28
Class C	-21.81	1,000.00	781.90	2.05	9.16	Class C	5.00	1,000.00	1,014.79	2.05	10.35
Class FI	-21.55	1,000.00	784.50	1.29	5.77	Class FI	5.00	1,000.00	1,018.60	1.29	6.53
Class R	-21.65	1,000.00	783.50	1.55	6.93	Class R	5.00	1,000.00	1,017.30	1.55	7.84
Class I	-21.40	1,000.00	786.00	0.95	4.25	Class I	5.00	1,000.00	1,020.31	0.95	4.81
Class IS	-21.35	1,000.00	786.50	0.85	3.81	Class IS	5.00	1,000.00	1,020.81	0.85	4.31

Franklin International Equity Fund 2022 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

8	Franklin International Equity Fund 2022 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/22	-23.94%	-24.50%	-23.98%	-24.13%	-23.73%	-23.65%
Five Years Ended 9/30/22	-2.40	-3.12	-2.43	-2.68	-2.10	-2.00
Ten Years Ended 9/30/22	3.12	2.34	3.09	2.83	3.45	3.55

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/22	-28.32%	-25.22%	-23.98%	-24.13%	-23.73%	-23.65%
Five Years Ended 9/30/22	-3.54	-3.12	-2.43	-2.68	-2.10	-2.00
Ten Years Ended 9/30/22	2.51	2.34	3.09	2.83	3.45	3.55

Cumulative total returns

Without sales charges[1]
Class A (9/30/12 through 9/30/22)	35.96%
Class C (9/30/12 through 9/30/22)	26.07
Class FI (9/30/12 through 9/30/22)	35.52
Class R (9/30/12 through 9/30/22)	32.16
Class I (9/30/12 through 9/30/22)	40.36
Class IS (9/30/12 through 9/30/22)	41.70

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.50%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Franklin International Equity Fund 2022 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C Shares of Franklin International Equity Fund vs. MSCI EAFE Index† — September 2012 - September 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C shares of Franklin International Equity Fund on September 30, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2022. The hypothetical illustration also assumes a $10,000 investment in the MSCI EAFE Index. The MSCI EAFE Index (the “Index”) is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Franklin International Equity Fund 2022 Annual Report

Schedule of investments

September 30, 2022

Franklin International Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 98.3%
Communication Services — 5.3%
Diversified Telecommunication Services — 2.1%
Koninklijke KPN NV	224,915	$608,702	(a)
Nippon Telegraph & Telephone Corp.	42,300	1,140,929	(a)
Orange SA	55,000	497,450	(a)
Telefonica SA	135,000	446,299	(a)
Total Diversified Telecommunication Services		2,693,380
Entertainment — 1.1%
Nintendo Co. Ltd.	26,000	1,048,692	(a)
Square Enix Holdings Co. Ltd.	10,300	443,942	(a)
Total Entertainment		1,492,634
Interactive Media & Services — 0.9%
Auto Trader Group PLC	50,549	286,667	(a)
Kakaku.com Inc.	18,000	305,031	(a)
Rightmove PLC	110,933	591,817	(a)
Total Interactive Media & Services		1,183,515
Media — 0.8%
CyberAgent Inc.	25,400	213,871	(a)
Vivendi SE	46,000	356,803	(a)
WPP PLC	55,077	454,671	(a)
Total Media		1,025,345
Wireless Telecommunication Services — 0.4%
SoftBank Group Corp.	13,536	458,750	(a)
Total Communication Services		6,853,624
Consumer Discretionary — 11.9%
Auto Components — 0.6%
Cie Generale des Etablissements Michelin SCA	16,948	379,732	(a)
NGK Spark Plug Co. Ltd.	27,000	478,860	(a)
Total Auto Components		858,592
Automobiles — 2.7%
Isuzu Motors Ltd.	43,900	485,422	(a)
Mercedes-Benz Group AG	20,335	1,028,280	(a)
Toyota Motor Corp.	84,545	1,105,042	(a)
Volkswagen AG	2,300	374,829	(a)
Yamaha Motor Co. Ltd.	26,100	489,008	(a)
Total Automobiles		3,482,581
Distributors — 0.4%
Inchcape PLC	62,956	476,704	(a)
Hotels, Restaurants & Leisure — 0.3%
InterContinental Hotels Group PLC	9,524	458,694	(a)

See Notes to Financial Statements.

Franklin International Equity Fund 2022 Annual Report	11

Schedule of investments (cont’d)

September 30, 2022

Franklin International Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Household Durables — 0.8%
Rinnai Corp.	6,000	$431,149	(a)
Sony Group Corp.	9,542	614,643	(a)
Total Household Durables		1,045,792
Leisure Products — 0.7%
Sankyo Co. Ltd.	29,600	896,187	(a)
Multiline Retail — 1.7%
Canadian Tire Corp. Ltd., Class A Shares	6,000	638,723
Dollarama Inc.	17,100	981,670
Next PLC	10,168	539,675	(a)
Total Multiline Retail		2,160,068
Specialty Retail — 0.9%
H & M Hennes & Mauritz AB, Class B Shares	33,923	313,622	(a)
Industria de Diseno Textil SA	24,572	507,083	(a)
JD Sports Fashion PLC	273,197	300,975	(a)
Total Specialty Retail		1,121,680
Textiles, Apparel & Luxury Goods — 3.8%
adidas AG	3,558	409,032	(a)
Burberry Group PLC	25,643	512,232	(a)
Cie Financiere Richemont SA, Registered Shares	9,524	899,022	(a)
Hermes International	890	1,046,747	(a)
LVMH Moet Hennessy Louis Vuitton SE	2,033	1,198,605	(a)
Pandora A/S	9,302	435,020	(a)
Swatch Group AG, Registered Shares	11,862	496,934	(a)
Total Textiles, Apparel & Luxury Goods		4,997,592
Total Consumer Discretionary		15,497,890
Consumer Staples — 12.3%
Beverages — 1.9%
Diageo PLC	25,643	1,079,404	(a)
Kirin Holdings Co. Ltd.	32,000	492,984	(a)
Remy Cointreau SA	2,564	425,492	(a)
Treasury Wine Estates Ltd.	62,278	501,111	(a)
Total Beverages		2,498,991
Food & Staples Retailing — 3.6%
Carrefour SA	36,879	511,478	(a)
Empire Co. Ltd., Class A Shares	33,100	823,336
George Weston Ltd.	7,600	795,735
Jeronimo Martins SGPS SA	30,177	561,999	(a)
Kesko oyj, Class B Shares	19,817	369,725	(a)
Lawson Inc.	12,700	415,490	(a)

See Notes to Financial Statements.

12	Franklin International Equity Fund 2022 Annual Report

Franklin International Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Food & Staples Retailing — continued
Loblaw Cos. Ltd.	9,300	$736,406
Tesco PLC	177,946	408,399	(a)
Total Food & Staples Retailing		4,622,568
Food Products — 4.0%
Nestle SA, Registered Shares	33,893	3,665,776	(a)
Toyo Suisan Kaisha Ltd.	12,900	531,973	(a)
WH Group Ltd.	411,173	258,603	(a)
Yakult Honsha Co. Ltd.	12,100	702,584	(a)
Total Food Products		5,158,936
Personal Products — 1.8%
Kao Corp.	8,500	345,868	(a)
L’Oreal SA	3,966	1,268,097	(a)
Unilever PLC	15,251	671,293	(a)
Total Personal Products		2,285,258
Tobacco — 1.0%
Japan Tobacco Inc.	45,100	741,118	(a)
Swedish Match AB	60,000	593,504	(a)
Total Tobacco		1,334,622
Total Consumer Staples		15,900,375
Energy — 5.1%
Oil, Gas & Consumable Fuels — 5.1%
BP PLC	250,000	1,194,598	(a)
Eni SpA	92,855	986,928	(a)
Equinor ASA	25,394	837,462	(a)
Repsol SA	82,891	952,438	(a)
Shell PLC, AEX	49,000	1,222,213	(a)
Shell PLC, LSE	33,689	835,754	(a)
TotalEnergies SE	12,779	599,522	(a)
Total Energy		6,628,915
Financials — 17.2%
Banks — 8.7%
Banco Bilbao Vizcaya Argentaria SA	146,536	657,338	(a)
Banco do Brasil SA	80,000	570,226
Banco Santander SA	372,829	867,536	(a)
Bank Leumi Le-Israel BM	75,000	640,558	(a)
Barclays PLC	415,197	660,635	(a)
BNP Paribas SA	28,894	1,220,461	(a)
Commerzbank AG	82,000	583,759	*(a)
Danske Bank A/S	31,166	387,913	(a)
Hana Financial Group Inc.	12,000	294,660	(a)

See Notes to Financial Statements.

Franklin International Equity Fund 2022 Annual Report	13

Schedule of investments (cont’d)

September 30, 2022

Franklin International Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Banks — continued
HSBC Holdings PLC	99,749	$516,486	(a)
ING Groep NV	62,278	533,624	(a)
Lloyds Banking Group PLC	1,909,013	862,852	(a)
Natwest Group PLC	212,440	529,129	(a)
Nordea Bank Abp	105,945	906,702	(a)
Societe Generale SA	32,970	652,018	(a)
Sumitomo Mitsui Financial Group Inc.	29,200	809,467	(a)
UniCredit SpA	68,000	688,438	(a)
Total Banks		11,381,802
Capital Markets — 2.1%
3i Group PLC	36,633	439,868	(a)
Deutsche Bank AG, Registered Shares	58,614	433,977	(a)
Deutsche Boerse AG	3,389	555,548	(a)
SBI Holdings Inc.	22,900	410,942	(a)
UBS Group AG, Registered Shares	59,313	860,511	(a)
Total Capital Markets		2,700,846
Insurance — 6.4%
AIA Group Ltd.	67,000	557,836	(a)
Allianz SE, Registered Shares	7,795	1,227,980	(a)
ASR Nederland NV	15,742	605,168	(a)
Aviva PLC	120,000	514,661	(a)
Direct Line Insurance Group PLC	188,350	388,596	(a)
Hannover Rueck SE	3,000	449,716	(a)
Japan Post Holdings Co. Ltd.	93,100	616,807	(a)
Japan Post Insurance Co. Ltd.	35,600	498,617	(a)
Legal & General Group PLC	280,808	670,283	(a)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	5,412	1,302,780	(a)
NN Group NV	18,767	729,923	(a)
SCOR SE	20,724	299,615	(a)
T&D Holdings Inc.	42,600	404,915	(a)
Total Insurance		8,266,897
Total Financials		22,349,545
Health Care — 13.0%
Biotechnology — 0.8%
CSL Ltd.	1,739	316,267	(a)
Genmab A/S	2,118	681,368	*(a)
Total Biotechnology		997,635

See Notes to Financial Statements.

14	Franklin International Equity Fund 2022 Annual Report

Franklin International Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care Equipment & Supplies — 0.8%
Hoya Corp.	5,700	$549,244	(a)
Inmode Ltd.	17,000	494,870	*
Total Health Care Equipment & Supplies		1,044,114
Health Care Providers & Services — 0.2%
Sonic Healthcare Ltd.	14,653	285,810	(a)
Life Sciences Tools & Services — 0.3%
QIAGEN NV	11,000	458,090	*(a)
Pharmaceuticals — 10.9%
Astellas Pharma Inc.	52,500	695,483	(a)
AstraZeneca PLC	9,439	1,037,624	(a)
Bayer AG, Registered Shares	17,500	806,305	(a)
Chugai Pharmaceutical Co. Ltd.	29,700	741,998	(a)
Euroapi SA	413	6,856	*(a)
GSK PLC	58,400	843,454	(a)
Ipsen SA	4,800	444,241	(a)
Merck KGaA	3,663	592,969	(a)
Novartis AG, Registered Shares	17,361	1,323,550	(a)
Novo Nordisk A/S, Class B Shares	27,000	2,689,681	(a)
Ono Pharmaceutical Co. Ltd.	26,000	607,327	(a)
Roche Holding AG	9,524	3,100,374	(a)
Sanofi	16,000	1,218,344	(a)
Total Pharmaceuticals		14,108,206
Total Health Care		16,893,855
Industrials — 14.3%
Aerospace & Defense — 1.1%
Airbus SE	6,594	568,405	(a)
BAE Systems PLC	36,000	316,311	(a)
Thales SA	5,000	550,970	(a)
Total Aerospace & Defense		1,435,686
Airlines — 0.4%
Qantas Airways Ltd.	150,000	481,368	*(a)
Building Products — 1.2%
AGC Inc.	14,600	454,525	(a)
Cie de Saint-Gobain	19,942	713,039	(a)
TOTO Ltd.	13,000	434,116	(a)
Total Building Products		1,601,680
Construction & Engineering — 0.6%
Skanska AB, Class B Shares	30,000	373,373	(a)
Taisei Corp.	16,000	443,738	(a)
Total Construction & Engineering		817,111

See Notes to Financial Statements.

Franklin International Equity Fund 2022 Annual Report	15

Schedule of investments (cont’d)

September 30, 2022

Franklin International Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Electrical Equipment — 0.4%
Legrand SA	7,700	$497,875	(a)
Industrial Conglomerates — 1.2%
Jardine Cycle & Carriage Ltd.	14,300	334,458	(a)
Jardine Matheson Holdings Ltd.	13,400	677,477	(a)
Siemens AG, Registered Shares	6,270	612,848	(a)
Total Industrial Conglomerates		1,624,783
Machinery — 2.9%
Amada Co. Ltd.	59,500	404,296	(a)
ANDRITZ AG	11,739	496,792	(a)
CNH Industrial NV	47,776	534,721	(a)
GEA Group AG	19,488	630,690	(a)
IMI PLC	38,129	471,507	(a)
NGK Insulators Ltd.	29,200	363,445	(a)
Spirax-Sarco Engineering PLC	4,137	475,561	(a)
Trelleborg AB, Class B Shares	21,182	397,392	(a)
Total Machinery		3,774,404
Marine — 1.0%
A.P. Moller - Maersk A/S, Class B Shares	404	734,160	(a)
Kuehne + Nagel International AG, Registered Shares	2,542	517,633	(a)
Total Marine		1,251,793
Professional Services — 1.5%
Bureau Veritas SA	25,821	577,811	(a)
Recruit Holdings Co., Ltd	16,000	460,890	(a)
Wolters Kluwer NV	8,792	856,109	(a)
Total Professional Services		1,894,810
Trading Companies & Distributors — 3.5%
Bunzl PLC	23,026	703,513	(a)
Ferguson PLC	6,000	622,375	(a)
Howden Joinery Group PLC	46,528	259,931	(a)
Marubeni Corp.	60,000	523,530	(a)
Mitsubishi Corp.	44,845	1,226,521	(a)
Mitsui & Co. Ltd.	55,599	1,183,134	(a)
Total Trading Companies & Distributors		4,519,004
Transportation Infrastructure — 0.5%
Kamigumi Co. Ltd.	36,400	672,048	(a)
Total Industrials		18,570,562

See Notes to Financial Statements.

16	Franklin International Equity Fund 2022 Annual Report

Franklin International Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Information Technology — 7.8%
Communications Equipment — 1.1%
Nokia Oyj	180,097	$773,167	(a)
Telefonaktiebolaget LM Ericsson, Class B Shares	121,844	712,233	(a)
Total Communications Equipment		1,485,400
Electronic Equipment, Instruments & Components — 0.8%
Hirose Electric Co. Ltd.	2,500	327,860	(a)
Murata Manufacturing Co. Ltd.	7,000	322,190	(a)
Nippon Electric Glass Co. Ltd.	21,346	368,025	(a)
Total Electronic Equipment, Instruments & Components		1,018,075
Semiconductors & Semiconductor Equipment — 2.8%
ASM International NV	2,000	447,814	(a)
ASML Holding NV	6,096	2,525,445	(a)
Tokyo Electron Ltd.	2,600	640,627	(a)
Total Semiconductors & Semiconductor Equipment		3,613,886
Software — 1.8%
Check Point Software Technologies Ltd.	8,054	902,209	*
Nice Ltd.	2,560	481,725	*(a)
Open Text Corp.	10,800	285,451
SAP SE	7,979	650,250	(a)
Total Software		2,319,635
Technology Hardware, Storage & Peripherals — 1.3%
Brother Industries Ltd.	39,000	673,786	(a)
Logitech International SA, Registered Shares	13,557	619,793	(a)
Seiko Epson Corp.	29,000	395,979	(a)
Total Technology Hardware, Storage & Peripherals		1,689,558
Total Information Technology		10,126,554
Materials — 6.3%
Chemicals — 2.0%
K+S AG, Registered Shares	19,534	369,915	(a)
Mitsubishi Gas Chemical Co. Inc.	42,300	556,195	(a)
Nitto Denko Corp.	10,200	552,287	(a)
Shin-Etsu Chemical Co., Ltd.	7,000	692,698	(a)
Yara International ASA	13,188	462,835	(a)
Total Chemicals		2,633,930
Metals & Mining — 4.3%
ArcelorMittal SA	16,460	327,526	(a)
BHP Group Ltd.	37,492	933,599	(a)
BlueScope Steel Ltd.	57,043	553,981	(a)
Evraz PLC	161,909	0	(b)(c)
Glencore PLC	247,753	1,301,946	(a)

See Notes to Financial Statements.

Franklin International Equity Fund 2022 Annual Report	17

Schedule of investments (cont’d)

September 30, 2022

Franklin International Equity Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Metals & Mining — continued
Norsk Hydro ASA	89,720	$481,431	(a)
Rio Tinto PLC	20,000	1,082,118	(a)
South32 Ltd.	225,000	534,130	(a)
Teck Resources Ltd., Class B Shares	12,000	364,947
Total Metals & Mining		5,579,678
Total Materials		8,213,608
Real Estate — 2.7%
Equity Real Estate Investment Trusts (REITs) — 0.8%
Dexus	70,000	348,219	(a)
Klepierre SA	18,317	318,446	(a)
Stockland	197,823	414,008	(a)
Total Equity Real Estate Investment Trusts (REITs)		1,080,673
Real Estate Management & Development — 1.9%
CK Asset Holdings Ltd.	146,500	879,496	(a)
Daito Trust Construction Co. Ltd.	6,500	608,025	(a)
PSP Swiss Property AG, Registered Shares	4,000	399,850	(a)
Swire Pacific Ltd., Class A Shares	78,500	586,751	(a)
Total Real Estate Management & Development		2,474,122
Total Real Estate		3,554,795
Utilities — 2.4%
Electric Utilities — 0.8%
Endesa SA	25,000	375,489	(a)
Iberdrola SA	65,940	614,837	(a)
Total Electric Utilities		990,326
Gas Utilities — 0.8%
AltaGas Ltd.	21,000	402,107
Tokyo Gas Co. Ltd.	36,600	617,847	(a)
Total Gas Utilities		1,019,954
Independent Power and Renewable Electricity Producers — 0.0%††
Orron Energy AB	18,034	32,178	(a)
Multi-Utilities — 0.8%
Centrica PLC	659,411	517,442	*(a)
Engie SA	50,839	585,151	(a)
Total Multi-Utilities		1,102,593
Total Utilities		3,145,051
Total Investments before Short-Term Investments (Cost — $154,784,511)		127,734,774

See Notes to Financial Statements.

18	Franklin International Equity Fund 2022 Annual Report

Franklin International Equity Fund

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Short-Term Investments — 0.9%
Invesco Treasury Portfolio, Institutional Class (Cost — $1,093,717)	2.846%	1,093,717	$1,093,717
Total Investments — 99.2% (Cost — $155,878,228)			128,828,491
Other Assets in Excess of Liabilities — 0.8%			1,063,197
Total Net Assets — 100.0%			$129,891,688

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

(c)	Value is less than $1.

Abbreviation(s) used in this schedule:

AEX	— Amsterdam Stock Exchange

LSE	— London Stock Exchange

See Notes to Financial Statements.

Franklin International Equity Fund 2022 Annual Report	19

Schedule of investments (cont’d)

September 30, 2022

Franklin International Equity Fund

Summary of Investments by Country** (unaudited)
Japan	22.2%
United Kingdom	12.3
France	10.8
Germany	7.8
Switzerland	6.8
Netherlands	6.5
Australia	5.3
United States	4.3
Canada	3.9
Denmark	3.8
Spain	3.4
Hong Kong	2.3
Sweden	1.9
Finland	1.6
Israel	1.6
Italy	1.3
Norway	1.0
Brazil	0.8
Portugal	0.4
Austria	0.4
Singapore	0.3
Luxembourg	0.3
South Korea	0.2
Russia	0.0 †
Short-Term Investments	0.8
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2022 and are subject to change.

†	Represents less than 0.1%.

See Notes to Financial Statements.

20	Franklin International Equity Fund 2022 Annual Report

Statement of assets and liabilities

September 30, 2022

Assets:
Investments, at value (Cost — $155,878,228)	$128,828,491
Foreign currency, at value (Cost — $159,074)	160,679
Dividends receivable	1,171,570
Receivable for securities sold	314,234
Receivable for Fund shares sold	30,451
Other assets	133,086
Prepaid expenses	23,330
Total Assets	130,661,841

Liabilities:
Payable for securities purchased	450,726
Trustees’ fees payable	136,232
Investment management fee payable	74,860
Audit and tax fees payable	41,291
Service and/or distribution fees payable	6,953
Payable for Fund shares repurchased	4,759
Accrued expenses	55,332
Total Liabilities	770,153
Total Net Assets	$129,891,688

Net Assets:
Par value (Note 7)	$100
Paid-in capital in excess of par value	151,702,868
Total distributable earnings (loss)	(21,811,280)
Total Net Assets	$129,891,688

See Notes to Financial Statements.

Franklin International Equity Fund 2022 Annual Report	21

Statement of assets and liabilities (cont’d)

September 30, 2022

Net Assets:
Class A	$19,460,440
Class C	$2,056,890
Class FI	$1,808,154
Class R	$918,802
Class I	$5,897,057
Class IS	$99,750,345

Shares Outstanding:
Class A	1,555,808
Class C	161,626
Class FI	137,920
Class R	69,947
Class I	449,838
Class IS	7,627,552

Net Asset Value:
Class A (and redemption price)	$12.51
Class C*	$12.73
Class FI (and redemption price)	$13.11
Class R (and redemption price)	$13.14
Class I (and redemption price)	$13.11
Class IS (and redemption price)	$13.08
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.50%; 5.75% prior to August 15, 2022)	$13.24

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

22	Franklin International Equity Fund 2022 Annual Report

Statement of operations

For the Year Ended September 30, 2022

Investment Income:
Dividends	$8,908,239
Less: Foreign taxes withheld	(874,225)
Total Investment Income	8,034,014

Expenses:
Investment management fee (Note 2)	1,578,925
Service and/or distribution fees (Notes 2 and 5)	101,210
Registration fees	92,323
Fund accounting fees	77,967
Transfer agent fees (Note 5)	51,964
Audit and tax fees	43,957
Legal fees	29,888
Shareholder reports	18,640
Trustees’ fees	16,935
Custody fees	13,952
Interest expense	2,565
Insurance	1,003
Fees recaptured by investment manager (Note 2)	868
Commitment fees (Note 8)	710
Miscellaneous expenses	10,625
Total Expenses	2,041,532
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(94,991)
Net Expenses	1,946,541
Net Investment Income	6,087,473

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3, 4 and 9):
Net Realized Gain (Loss) From:
Investment transactions	2,891,059	†
Futures contracts	377
Foreign currency transactions	(229,511)
Net Realized Gain	2,661,925
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(58,072,473)	‡
Foreign currencies	(80,932)
Change in Net Unrealized Appreciation (Depreciation)	(58,153,405)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(55,491,480)
Decrease in Net Assets From Operations	$(49,404,007)

†	Net of foreign capital gains tax of $49,309.

‡	Net of change in accrued foreign capital gains tax of $(39,717).

See Notes to Financial Statements.

Franklin International Equity Fund 2022 Annual Report	23

Statements of changes in net assets

For the Years Ended September 30,	2022	2021

Operations:
Net investment income	$6,087,473	$4,748,409
Net realized gain	2,661,925	22,032,462
Change in net unrealized appreciation (depreciation)	(58,153,405)	27,725,335
Increase (Decrease) in Net Assets From Operations	(49,404,007)	54,506,206

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(15,274,234)	(4,150,005)
Decrease in Net Assets From Distributions to Shareholders	(15,274,234)	(4,150,005)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	34,206,190	46,927,515
Reinvestment of distributions	15,217,634	3,950,011
Cost of shares repurchased	(68,650,857)	(75,049,121)
Shares redeemed in-kind (Note 9)	(35,707,184)	—
Decrease in Net Assets From Fund Share Transactions	(54,934,217)	(24,171,595)
Increase (Decrease) in Net Assets	(119,612,458)	26,184,606

Net Assets:
Beginning of year	249,504,146	223,319,540
End of year	$129,891,688	$249,504,146

See Notes to Financial Statements.

24	Franklin International Equity Fund 2022 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$17.51	$14.16	$14.86	$16.03	$16.43

Income (loss) from operations:
Net investment income	0.42	0.28	0.21	0.36	0.31
Net realized and unrealized gain (loss)	(4.36)	3.31	(0.55)	(1.18)	(0.29)
Total income (loss) from operations	(3.94)	3.59	(0.34)	(0.82)	0.02

Less distributions from:
Net investment income	(0.33)	(0.24)	(0.28)	(0.35)	(0.42)
Net realized gains	(0.73)	—	(0.08)	—	—
Total distributions	(1.06)	(0.24)	(0.36)	(0.35)	(0.42)

Net asset value, end of year	$12.51	$17.51	$14.16	$14.86	$16.03
Total return[2]	(23.94)%	25.53%	(2.44)%	(5.00)%	0.10%

Net assets, end of year (000s)	$19,460	$26,636	$25,030	$28,031	$11,678

Ratios to average net assets:
Gross expenses	1.28%	1.29%	1.30%	1.36%[3]	1.34%[3]
Net expenses[4,5]	1.24	1.24	1.24	1.27 [3]	1.29 [3]
Net investment income	2.70	1.68	1.45	2.46	1.90

Portfolio turnover rate	33%[6]	41%	49%	50%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, effective May 21, 2021, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.28%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. Prior to May 21, 2021, the expense limitation was 1.30%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Franklin International Equity Fund 2022 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$17.76	$14.35	$14.90	$16.02	$16.40

Income (loss) from operations:
Net investment income	0.30	0.13	0.08	0.18	0.18
Net realized and unrealized gain (loss)	(4.44)	3.37	(0.55)	(1.08)	(0.29)
Total income (loss) from operations	(4.14)	3.50	(0.47)	(0.90)	(0.11)

Less distributions from:
Net investment income	(0.16)	(0.09)	—	(0.22)	(0.27)
Net realized gains	(0.73)	—	(0.08)	—	—
Total distributions	(0.89)	(0.09)	(0.08)	(0.22)	(0.27)

Net asset value, end of year	$12.73	$17.76	$14.35	$14.90	$16.02
Total return[2]	(24.50)%	24.49%	(3.14)%	(5.60)%	(0.72)%

Net assets, end of year (000s)	$2,057	$3,132	$3,955	$7,971	$31,696

Ratios to average net assets:
Gross expenses	2.11%	2.09%	2.05%	2.11%[3]	2.10%[3]
Net expenses[4,5]	2.05	2.04	1.99	2.00 [3]	2.05 [3]
Net investment income	1.87	0.75	0.55	1.25	1.08

Portfolio turnover rate	33%[6]	41%	49%	50%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

26	Franklin International Equity Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class FI Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$18.30	$14.77	$15.48	$16.65	$17.05

Income (loss) from operations:
Net investment income	0.43	0.27	0.20	0.32	0.30
Net realized and unrealized gain (loss)	(4.57)	3.47	(0.57)	(1.17)	(0.28)
Total income (loss) from operations	(4.14)	3.74	(0.37)	(0.85)	0.02

Less distributions from:
Net investment income	(0.32)	(0.21)	(0.26)	(0.32)	(0.42)
Net realized gains	(0.73)	—	(0.08)	—	—
Total distributions	(1.05)	(0.21)	(0.34)	(0.32)	(0.42)

Net asset value, end of year	$13.11	$18.30	$14.77	$15.48	$16.65
Total return[2]	(23.98)%	25.52%	(2.49)%	(5.04)%	0.08%

Net assets, end of year (000s)	$1,808	$2,897	$3,639	$4,826	$6,540

Ratios to average net assets:
Gross expenses	1.33%	1.31%	1.33%	1.38%[3]	1.35%[3]
Net expenses[4,5]	1.28	1.26	1.27	1.28 [3]	1.30 [3]
Net investment income	2.62	1.57	1.36	2.12	1.74

Portfolio turnover rate	33%[6]	41%	49%	50%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Franklin International Equity Fund 2022 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class R Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$18.17	$14.69	$15.38	$16.57	$17.00

Income (loss) from operations:
Net investment income	0.37	0.20	0.16	0.29	0.31
Net realized and unrealized gain (loss)	(4.55)	3.46	(0.56)	(1.18)	(0.33)
Total income (loss) from operations	(4.18)	3.66	(0.40)	(0.89)	(0.02)

Less distributions from:
Net investment income	(0.12)	(0.18)	(0.21)	(0.30)	(0.41)
Net realized gains	(0.73)	—	(0.08)	—	—
Total distributions	(0.85)	(0.18)	(0.29)	(0.30)	(0.41)

Net asset value, end of year	$13.14	$18.17	$14.69	$15.38	$16.57
Total return[2]	(24.13)%	25.08%	(2.77)%	(5.23)%	(0.14)%

Net assets, end of year (000s)	$919	$1,136	$3,199	$4,228	$4,971

Ratios to average net assets:
Gross expenses	1.60%[3]	1.62%	1.65%[3]	1.64%[3]	1.65%[3]
Net expenses[4,5]	1.55 [3]	1.55	1.55 [3]	1.55 [3]	1.55 [3]
Net investment income	2.28	1.16	1.10	1.93	1.80

Portfolio turnover rate	33%[6]	41%	49%	50%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

28	Franklin International Equity Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$18.30	$14.78	$15.49	$16.68	$17.06

Income (loss) from operations:
Net investment income	0.49	0.28	0.25	0.39	0.39
Net realized and unrealized gain (loss)	(4.57)	3.52	(0.56)	(1.19)	(0.32)
Total income (loss) from operations	(4.08)	3.80	(0.31)	(0.80)	0.07

Less distributions from:
Net investment income	(0.38)	(0.28)	(0.32)	(0.39)	(0.45)
Net realized gains	(0.73)	—	(0.08)	—	—
Total distributions	(1.11)	(0.28)	(0.40)	(0.39)	(0.45)

Net asset value, end of year	$13.11	$18.30	$14.78	$15.49	$16.68
Total return[2]	(23.73)%	25.92%	(2.21)%	(4.62)%	0.41%

Net assets, end of year (000s)	$5,897	$9,397	$21,116	$25,660	$26,068

Ratios to average net assets:
Gross expenses	1.00%[3]	1.01%	1.04%[3]	1.05%[3]	1.03%
Net expenses[4,5]	0.95 [3]	0.95	0.95 [3]	0.95 [3]	0.95
Net investment income	2.96	1.60	1.72	2.58	2.27

Portfolio turnover rate	33%[6]	41%	49%	50%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Franklin International Equity Fund 2022 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$18.27	$14.76	$15.46	$16.66	$17.04

Income (loss) from operations:
Net investment income	0.49	0.37	0.29	0.37	0.40
Net realized and unrealized gain (loss)	(4.55)	3.43	(0.58)	(1.16)	(0.31)
Total income (loss) from operations	(4.06)	3.80	(0.29)	(0.79)	0.09

Less distributions from:
Net investment income	(0.40)	(0.29)	(0.33)	(0.41)	(0.47)
Net realized gains	(0.73)	—	(0.08)	—	—
Total distributions	(1.13)	(0.29)	(0.41)	(0.41)	(0.47)

Net asset value, end of year	$13.08	$18.27	$14.76	$15.46	$16.66
Total return[2]	(23.65)%	26.02%	(2.06)%	(4.57)%	0.50%

Net assets, end of year (000s)	$99,750	$206,307	$165,268	$145,197	$216,187

Ratios to average net assets:
Gross expenses	0.90%	0.90%	0.91%[3]	0.92%[3]	0.90%[3]
Net expenses[4,5]	0.85	0.85	0.85 [3]	0.85 [3]	0.85 [3]
Net investment income	2.94	2.11	1.95	2.43	2.32

Portfolio turnover rate	33%[6]	41%	49%	50%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

30	Franklin International Equity Fund 2022 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Franklin International Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third

Franklin International Equity Fund 2022 Annual Report	31

Notes to financial statements (cont’d)

party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

32	Franklin International Equity Fund 2022 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Common Stocks:
Consumer Discretionary	$1,620,393	$13,877,497	—		$15,497,890
Consumer Staples	2,355,477	13,544,898	—		15,900,375
Financials	570,226	21,779,319	—		22,349,545
Health Care	494,870	16,398,985	—		16,893,855
Information Technology	1,187,660	8,938,894	—		10,126,554
Materials	364,947	7,848,661	$0	**	8,213,608
Utilities	402,107	2,742,944	—		3,145,051
Other Common Stocks	—	35,607,896	—		35,607,896
Total Long-Term Investments	6,995,680	120,739,094	0	**	127,734,774
Short-Term Investments†	1,093,717	—	—		1,093,717
Total Investments	$8,089,397	$120,739,094	$0	**	$128,828,491

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

**	Amount represents less than $1.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Franklin International Equity Fund 2022 Annual Report	33

Notes to financial statements (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments,

34	Franklin International Equity Fund 2022 Annual Report

guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of September 30, 2022, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Franklin International Equity Fund 2022 Annual Report	35

Notes to financial statements (cont’d)

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(2,216,370)	$2,216,370

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Franklin Advisers, Inc. (“Franklin Advisers”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Franklin Advisers and Western Asset are wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

36	Franklin International Equity Fund 2022 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.700
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays Franklin Advisers a fee monthly, at an annual rate equal to 66 2/3% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.28%, 2.05%, 1.30%, 1.55%, 0.95% and 0.85%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

During the year ended September 30, 2022, fees waived and/or expenses reimbursed amounted to $94,991.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin International Equity Fund 2022 Annual Report	37

Notes to financial statements (cont’d)

Pursuant to these arrangements, at September 30, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
Expires September 30, 2023	$16,024	$3,461	$2,686	$3,532	$21,939	$110,350
Expires September 30, 2024	12,741	1,739	1,448	2,307	9,448	85,027
Expires September 30, 2025	10,789	1,728	1,112	468	3,592	76,763
Total fee waivers/expense reimbursements subject to recapture	$39,554	$6,928	$5,246	$6,307	$34,979	$272,140

For the year ended September 30, 2022, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class R	Class I
LMPFA recaptured	$64	$804

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 5.50% (5.75% prior to August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2022, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$3,322
CDSCs	—

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by LMPFA or an affiliate of LMPFA in which his or her deferred trustee’s fees were deemed to be invested. Until distributed in accordance with the Plan, deferred amounts remain in the Fund and are included in Trustees’ fees payable on the Statement of Assets and Liabilities. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

38	Franklin International Equity Fund 2022 Annual Report

As of September 30, 2022, Franklin Resources and its affiliates owned 73% of the Fund.

3. Investments

During the year ended September 30, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$67,420,411
Sales	95,492,358	*

*	Excludes value of securities delivered as a result of redemptions in-kind totaling $34,668,460 (Note 9).

At September 30, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$156,361,610	$4,089,481	$(31,622,600)	$(27,533,119)

4. Derivative instruments and hedging activities

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2022. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$377

During the year ended September 30, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$828,329

†	At September 30, 2022, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

Franklin International Equity Fund 2022 Annual Report	39

Notes to financial statements (cont’d)

For the year ended September 30, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$61,102	†	$31,603
Class C	28,517		5,997
Class FI	6,296	†	4,428
Class R	5,295		1,978
Class I	—		6,907
Class IS	—		1,051
Total	$101,210		$51,964

†

Amounts shown are exclusive of expense reimbursements. For the year ended September 30, 2022, the service and/or distribution fees reimbursed amounted to $3 and $7 for Class A and Class FI shares, respectively.

For the year ended September 30, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$10,847
Class C	1,735
Class FI	1,125
Class R	470
Class I	3,611
Class IS	77,203
Total	$94,991

6. Distributions to shareholders by class

	Year Ended September 30, 2022	Year Ended September 30, 2021
Net Investment Income:
Class A	$492,507	$413,626
Class A2†	—	16,029
Class C	29,272	25,224
Class FI	48,173	46,123
Class R	7,281	38,438
Class I	186,399	367,153
Class IS	4,536,375	3,243,412
Total	$5,300,007	$4,150,005

40	Franklin International Equity Fund 2022 Annual Report

	Year Ended September 30, 2022	Year Ended September 30, 2021
Net Realized Gains:
Class A	$1,098,202	—
Class A2†	—	—
Class C	131,406	—
Class FI	110,082	—
Class R	46,078	—
Class I	362,220	—
Class IS	8,226,239	—
Total	$9,974,227	—

†	On June 24, 2021, the Fund converted its Class A2 shares into Class A shares.

7. Shares of beneficial interest

At September 30, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	129,330	$1,964,300	171,274	$2,969,128
Shares issued on reinvestment	95,018	1,551,643	25,571	400,189
Shares repurchased	(189,891)	(2,963,979)	(443,170)	(7,519,684)
Net increase (decrease)	34,457	$551,964	(246,325)	$(4,150,367)

Class A2†
Shares sold	—	—	7,830	$125,710
Shares issued on reinvestment	—	—	1,029	16,029
Shares repurchased	—	—	(88,008)	(1,529,342)
Net decrease	—	—	(79,149)	$(1,387,603)

Class C
Shares sold	20,417	$340,805	13,688	$241,742
Shares issued on reinvestment	9,491	158,688	1,543	24,665
Shares repurchased	(44,574)	(689,153)	(114,533)	(1,986,593)
Net decrease	(14,666)	$(189,660)	(99,302)	$(1,720,186)

Franklin International Equity Fund 2022 Annual Report	41

Notes to financial statements (cont’d)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class FI
Shares sold	904	$15,334	2,019	$34,171
Shares issued on reinvestment	8,915	152,635	2,742	44,862
Shares repurchased	(30,183)	(490,412)	(92,776)	(1,535,429)
Net decrease	(20,364)	$(322,443)	(88,015)	$(1,456,396)

Class R
Shares sold	19,801	$310,044	16,365	$284,426
Shares issued on reinvestment	3,104	53,359	2,359	38,438
Shares repurchased	(15,445)	(250,557)	(173,992)	(3,177,310)
Net increase (decrease)	7,460	$112,846	(155,268)	$(2,854,446)

Class I
Shares sold	81,445	$1,392,701	89,165	$1,496,580
Shares issued on reinvestment	31,558	538,695	11,184	182,416
Shares repurchased	(176,754)	(2,923,783)	(1,015,348)	(17,805,087)
Net decrease	(63,751)	$(992,387)	(914,999)	$(16,126,091)

Class IS
Shares sold	2,005,537	$30,183,006	2,249,631	$41,775,758
Shares issued on reinvestment	749,860	12,762,614	199,349	3,243,412
Shares repurchased	(4,074,675)	(61,332,973)	(2,353,571)	(41,495,676)
Shares redeemed in-kind	(2,347,613)	(35,707,184)	—	—
Net increase (decrease)	(3,666,891)	$(54,094,537)	95,409	$3,523,494

†

On June 24, 2021, the Fund converted 60,940 Class A2 shares into 60,566 Class A shares, valued at $1,086,556. These amounts are reflected in the Class A shares sold and Class A2 shares repurchased, respectively.

8. Redemption facility

On February 4, 2022, the Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended September 30, 2022.

42	Franklin International Equity Fund 2022 Annual Report

9. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended September 30, 2022, the Fund had redemptions in-kind with total proceeds in the amount of $35,707,184. The net realized gain on these redemptions in-kind amounted to $2,438,317, which was not realized for tax purposes.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$5,466,983	$4,150,005
Net long-term capital gains	9,807,251	—
Total distributions paid	$15,274,234	$4,150,005

As of September 30, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$5,681,598
Undistributed long-term capital gains — net	173,592
Total undistributed earnings	$5,855,190
Other book/tax temporary differences(a)	(44,321)
Unrealized appreciation (depreciation)(b)	(27,622,149)
Total distributable earnings (loss) — net	$(21,811,280)

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

11. Recent accounting pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

*  *  *

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the

Franklin International Equity Fund 2022 Annual Report	43

Notes to financial statements (cont’d)

ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

44	Franklin International Equity Fund 2022 Annual Report

The Valuation Committee determined that based on their analysis of the market and access to market participants, the Russian equity securities held by the Fund had little or no value at September 30, 2022.

Franklin International Equity Fund 2022 Annual Report	45

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Franklin International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Franklin International Equity Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 17, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

46	Franklin International Equity Fund 2022 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Global Asset Management Trust (the “Trust”) held on May 4 and 5, 2022, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Franklin International Equity Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement pursuant to which Franklin Advisers, Inc. (“Franklin Advisers”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with Franklin Advisers, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Agreements and asked questions and requested additional information from management. Throughout the year, the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Agreements. Prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management, advisory and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the May 2022 meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the

Franklin International Equity Fund	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Agreements was in the best interests of the Fund and its shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the fund complex overseen by the Trustees, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

48	Franklin International Equity Fund

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities among the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. The Board considered management’s periodic reports to the Board on, among other things, its business plans, any organizational changes and portfolio manager compensation.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. The Board also considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as international multi-cap core funds by Lipper, showed, among other data, that the performance of the Fund’s Class I shares for the 1-, 3-, 5- and 10-year periods ended December 31, 2021 was above the median performance of the funds in the Performance Universe for the 1-year period and below the median performance of the funds in the Performance Universe for the 3-, 5- and 10-year periods, and ranked in the first quintile of the funds in the Performance Universe for the 1-year period. The Board noted the explanations from the Manager and Franklin Advisers concerning the reasons for the Fund’s relative performance versus the peer group for the various periods. The Board also noted that the Fund’s performance was ahead of its peer group for the quarter ended March 31, 2022.

Franklin International Equity Fund	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and each Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee payable by the Fund to the Manager (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers, respectively. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

The Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts, and the differences in the degree of entrepreneurial and other risks borne by the Manager in managing the Fund and in managing other types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

50	Franklin International Equity Fund

The Board also received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee as well as its actual total expense ratio with those of a group of institutional funds consisting of 12 international multi-cap core funds (including the Fund) selected by Broadridge to be comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional international multi-cap core funds (including the Fund) (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was below the median of management fees payable by the funds in the Expense Group and that the Fund’s Actual Management Fee was approximately equivalent to the median of management fees paid by the funds in the Expense Group and approximately equivalent to the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was approximately equivalent to the median of the total expense ratios of the funds in the Expense Group and above the median of the actual total expense ratios of the funds in the Expense Universe. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue until and expire on December 31, 2023.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Funds complex as a whole. The Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale with respect to the management of the Fund as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the blended rate of the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board also noted the size of the Fund.

Franklin International Equity Fund	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, including the recent appointment of an affiliate of the Manager as the transfer agent of the Fund.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadvisers and their affiliates received were reasonable.

52	Franklin International Equity Fund

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP for the Franklin Templeton and Legg Mason Funds is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

Franklin International Equity Fund	53

Statement regarding liquidity risk management program (unaudited) (cont’d)

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

54	Franklin International Equity Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Franklin International Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Franklin International Equity Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

56	Franklin International Equity Fund

Independent Trustees† (cont’d)

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938

Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Franklin International Equity Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 59 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 130 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	130
Other board memberships held by Trustee during the past five years	None

58	Franklin International Equity Fund

Additional Officers

Ted P. Becker

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Franklin International Equity Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly

Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

60	Franklin International Equity Fund

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Franklin International Equity Fund	61

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended September 30, 2022:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends Distributed	§	852(b)(3)(C)	$9,807,251
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$6,465,392

Under Section 853 of the Internal Revenue Code, the Fund intends to elect to pass through to its shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Fund during the fiscal year ended September 30, 2022:

Foreign Taxes Paid	$669,206
Foreign Source Income Earned	$7,275,818

62	Franklin International Equity Fund

Franklin

International Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

# Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Franklin Advisers, Inc.

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Franklin International Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Franklin International Equity Fund

Legg Mason Funds

100 International Drive

Baltimore, MD 21202

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656- 3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Franklin International Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

LMFX013157 11/22 SR22-4530

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2021 and September 30, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $322,330 in September 30, 2021 and $279,112 in September 30, 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2021 and $0 in September 30, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $80,500 in September 30, 2021 and $70,500 in September 30, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in September 30, 2021 and $0 in September 30, 2022, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2021 and September 30, 2022; Tax Fees were 100% and 100% for September 30, 2021 and September 30, 2022; and Other Fees were 100% and 100% for September 30, 2021 and September 30, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $1,124,357 in September 30, 2021 and $1,253,103 in September 30, 2022.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 23, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	November 23, 2022